UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Global High Income Bond Fund	December 31, 2020
RPIHX	Investor Class
PAIHX	Advisor Class
RPOIX	I Class

T. ROWE PRICE GLOBAL HIGH INCOME BOND FUND

HIGHLIGHTS

■	The Global High Income Bond Fund posted solid returns during our reporting period but, on a net basis, lagged its benchmark, the ICE BofA Global High Yield Index Hedged to USD, while outperforming the Lipper peer group average.

■	Several of our holdings, particularly in the energy sector, underperformed amid the coronavirus-induced market volatility but strongly rebounded during the second part of the year.

■	We added to Asia high yield during the market volatility but rotated to developed markets as the dramatic market recovery gained momentum.

■	Despite aggressive spread tightening, high yield remains attractive for investors willing to take a mid- to long-term view on value given unprecedented levels of fiscal and monetary stimulus.

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CIO Market Commentary

Dear Shareholder

Nearly all major stock and bond indexes produced positive results during 2020 as markets recovered from the steep sell-off that resulted from the spread of the coronavirus. Extraordinary fiscal and monetary support from global governments and central banks helped spur the rebound, although the pandemic continued to pose significant public health and economic challenges as the year came to an end.

In the U.S., the large-cap Dow Jones Industrial Average and S&P 500 Index reached record highs, as did the technology-heavy Nasdaq Composite Index—a result that few would have predicted in late March after the benchmarks tumbled more than 30% as governments instituted lockdowns to try to halt the spread of the virus. Large-cap information technology and internet-related firms helped lead the rebound as they benefited from the work-from-home environment and an acceleration in demand for online services.

Within the S&P 500, the technology and consumer discretionary sectors were the top performers, and communication services and materials stocks also outperformed. Despite a late rally, the energy sector trailed with significant losses due to a plunge in oil prices.

Most equity markets outside the U.S. also performed well. Emerging markets outpaced developed markets, and Asian shares delivered strong results as China and other countries in the region proved relatively successful in containing the coronavirus.

Growth stocks significantly outpaced their value counterparts for the full year; however, value shares rallied late in the period. Positive vaccine news in November raised hopes for a return to normalcy in 2021 and boosted sectors that had been beaten down in the initial phases of the pandemic.

Within the fixed income universe, corporate bonds delivered strong results as the market easily absorbed a torrent of new issuance. After falling to record lows in March, intermediate- and longer-term Treasury yields ticked higher later in the year but remained very low by historical standards, a factor that encouraged investors to seek out riskier securities with higher return potential.

While investors had reason to cheer the market’s recovery, the global economic outlook remained unclear as the year came to an end. Most notable on the positive side was the start of vaccine distributions, which provided hope that the pandemic was in its final phase. In addition, Congress passed a $900 billion coronavirus relief package, supplementing the $2.4 trillion allocated to address the crisis earlier in the year, and the Fed continued to pledge very accommodative monetary policies for the foreseeable future. Meanwhile, political uncertainty diminished with Joe Biden’s victory in the U.S. presidential election and the completion of a Brexit trade deal between the UK and the European Union.

On the negative side, concerns about a resurgence in virus hospitalizations led to new lockdowns and business restrictions in many countries, which in turn appeared to threaten economic recoveries. In the U.S., after a strong recovery in the summer and fall, the pace of hiring slowed late in the year, and household spending declined in November for the first time since April.

It was a remarkable 12-month period in many ways, but as far as markets are concerned, I can recall no calendar year that so starkly displayed evidence of both fear and greed. Fear emerged during the March sell-off and again in April as oil futures briefly traded in negative territory. Greed surfaced later as some assets seemed to continue to rally without fundamental support. Bitcoin rocketed to a record high of $29,000 by year-end, and the amount of money raised by initial public offerings also climbed to historic levels. While valuations are still attractive in some areas of the market, other sectors appear to have already priced in a strong rebound in earnings and are trading at elevated levels.

There are both risks and potential rewards in this environment, and we believe strong fundamental analysis and skilled active security selection will remain critical components of investment success.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks high income and, secondarily, capital appreciation.

FUND COMMENTARY

How did the fund perform in the past 12 months?

The Global High Income Bond Fund returned 5.86% net of fees in the 12 months ended December 31, 2020, lagging its benchmark, the ICE BofA Global High Yield Index Hedged to USD, while outperforming the Lipper peer group average. (Returns for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Significant volatility following the emergence of the coronavirus and the market’s strong rebound created a dramatic performance environment in 2020. The magnitude and speed of the credit spread widening and the subsequent recovery in the last nine months of the year were unprecedented. We believe the reporting period highlights the importance of maintaining a mid- to long-term view of value in the high yield asset class—a core tenet of our philosophy—rather than a short-term, reactionary approach. This was evidenced by many of our high-conviction names underperforming early on but then retracing those losses and more during the second part of the year.

Record levels of fallen angels—issuers downgraded to below investment-grade status—entered the high yield market in 2020, and we found a few compelling opportunities that contributed to the portfolio’s performance. Occidental Petroleum (OXY) is a U.S. exploration and production (E&P) company with major positions in the Permian Basin and the Middle East that was overleveraged following its acquisition of Anadarko Petroleum in 2019. When OXY entered the high yield market, many investment-grade accounts were forced to sell, which created price dislocations and enabled us to purchase some of the bonds at deep discounts. OXY is one of the highest-quality below investment-grade E&P companies, and its size and scale are unmatched in a high yield market where it is more challenging to finance weaker, cash-burning E&Ps. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The Mexican state-owned petroleum company Petroleos Mexicanos (PEMEX)—the biggest issuer in our benchmark—is another fallen angel that was a notable contributor to absolute performance, although it detracted on a relative basis because we were underweight in the name compared with the index. We typically cap emerging markets high yield names at around 2%, and we came close to that level with PEMEX. This illustrates our philosophy of building position sizes based on our underlying conviction rather than being influenced by the benchmark.

Royal Caribbean Cruises (RCL) aided relative performance in the entertainment and leisure space. Cruise lines certainly were hurt by the global health crisis in terms of business disruption. However, RCL cut expenses to reduce its cash burn rate and acquired financing by issuing secured bonds and equity in the fall. We subsequently purchased some of its near-term dated unsecured debt. Investors were reassured that the company could access financing, and the bonds traded higher. Studies showing high efficacy rates of coronavirus vaccines improved RCL’s prospects and gave investors the confidence that the company’s cost-cutting measures and access to liquidity could enable it to survive to a post-COVID-19 world.

However, two names in other industries heavily impacted by the pandemic detracted from performance. In the airlines segment, Chile-based LATAM Airlines, a position we exited during the first half of the year, was a notable detractor. Expectation that the industry backdrop would remain challenged for a protracted period rather than liquidity concerns drove the company’s decision to file for voluntary protection under the U.S. Chapter 11 process in May.

Car rental company Hertz also detracted. The coronavirus pandemic severely hampered the company’s business as demand for its vehicles significantly declined due to travel restrictions. Hertz sought bankruptcy protection on May 22. Although the name was a relative performance detractor, we believe our decision to sell the portfolio’s holdings shortly after the filing mitigated losses.

The portfolio maintains allocations to select types of derivatives for hedging purposes. The fund had a material exposure to currency forward contracts during the reporting period, which had a negative impact on performance.

How is the fund positioned?

Believing that China would benefit from a “first-in-first-out” dynamic in terms of controlling the coronavirus, we increased the portfolio’s exposure to the country to near 9% by the end of February. Perhaps counterintuitively, this shows that Asia high yield can provide defensive opportunities, which allowed us to preserve capital as the pandemic unfolded globally. In April, when the high yield market started to recover, we began reducing our holdings in China and redeploying capital to areas where we saw more upside as developed markets began taking aggressive fiscal and monetary policy steps to support their economies. By the end of the year, the portfolio’s allocation to China stood at just over 5%.

Throughout the year, we also reduced our conviction on other emerging markets outside of Asia and increased our conviction in the U.S. as it became apparent that it would take longer than originally anticipated for the coronavirus pandemic to run its course. Our rationale was partly based on the fact that the U.S. has more options in terms of monetary and fiscal policy. We rotated some emerging markets exposure to the U.S., contributing to performance.

Although the portfolio’s duration profile is lower than the index, we are cognizant that interest rate movements are a potential risk in the year ahead. Accordingly, we increased our investment in bank loans to somewhat insulate the portfolio from rising rates.

What is portfolio management’s outlook?

We expect a strong economic recovery in 2021. Although high yield bonds have experienced an unprecedented rebound following the sell-off, credit spreads are within a historical fair value range, and we remain constructive on the asset class. With the underpinning of monetary and fiscal stimulus, we believe current spread levels remain attractive for investors willing to take a mid- to long-term view on value. Additionally, high yield is one of the few fixed income market segments where investors can turn for meaningful income.

However, areas of potential volatility remain, including interest rate movements, possible mutations of the coronavirus, and the need to control the virus while rolling out vaccines at the global level. Therefore, we anticipate that the year ahead will be one in which being vigilant in terms of monitoring portfolio holdings and risk exposures while remaining extremely selective will be crucial to uncovering value for our shareholders.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered to be speculative investments. Bank loans may at times become difficult to value and highly illiquid; they are subject to credit risk, such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. Foreign securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, foreign investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

BENCHMARK INFORMATION

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2021 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST ISSUERS

	Percent of Net Assets 12/31/20
Petroleos Mexicanos	1.9%
Occidental Petroleum	1.7
Teva Pharmaceuticals	1.5
Renowned Brand Investments	1.4
Albertsons	1.4
Altice International Sarl	1.3
Bausch Health	1.3
Cabot Financial	1.1
Liberty Latin America	1.1
Victoria Plc	1.0
Ziggo	1.0
General Electric	1.0
Post Holdings	1.0
L Brands	0.9
Methanex	0.9
Intelsat Jackson	0.9
Votorantim Sa	0.9
Tenet Healthcare	0.9
Navient	0.9
Altice USA	0.9
Netflix	0.8
Royal Caribbean Cruises	0.8
Tata Steel	0.8
Virgin Media Finance	0.8
Targa Resources	0.8
Total	**27.0%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio. Holdings of the issuers are combined and may be shown in the portfolio of investments under their subsidiaries.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

December 31, 2020

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Par/Shares	$ Value
ARGENTINA 0.2%		
Corporate Bonds 0.2%		
Telecom Argentina, 8.50%, 8/6/25 (USD) (1)	45,000	42
YPF, 8.50%, 3/23/21 (USD)	340,000	326
Total Argentina (Cost $384)		**368**
BRAZIL 3.4%		
Corporate Bonds 3.4%		
Azul Investments, 5.875%, 10/26/24 (USD)	225,000	211
Banco BTG Pactual, VR, 7.75%, 2/15/29 (USD) (2)	415,000	452
Banco BTG Pactual, VR, 7.75%, 2/15/29 (USD) (1)(2)	525,000	572
Banco do Brasil, VR, 9.00% (USD) (2)(3)	1,075,000	1,197
CSN Resources, 7.625%, 2/13/23 (USD) (1)	1,435,000	1,491
Globo Comunicacao e Participacoes, 4.843%, 6/8/25 (USD)	690,000	736
Globo Comunicacao e Participacoes, 4.875%, 1/22/30 (USD) (1)	815,000	872
Petrobras Global Finance, 6.75%, 6/3/50 (USD)	1,205,000	1,499
Total Brazil (Cost $6,217)		**7,030**
CANADA 1.6%		
Corporate Bonds 1.6%		
Methanex, 5.125%, 10/15/27 (USD)	320,000	348
Methanex, 5.25%, 12/15/29 (USD)	695,000	754
Methanex, 5.65%, 12/1/44 (USD)	705,000	763
Seven Generations Energy, 5.375%, 9/30/25 (USD) (1)	1,360,000	1,384
Total Canada (Cost $2,966)		**3,249**
CHILE 0.9%		
Convertible Bonds 0.5%		
Liberty Latin America, 2.00%, 7/15/24 (USD)	1,010,000	961
		961

CONGO 0.7%		
Corporate Bonds 0.7%		
HTA Group, 7.00%, 12/18/25 (USD) (1)	1,225,000	1,325
Total Congo (Cost $1,232)		**1,325**
FRANCE 1.8%		
Corporate Bonds 1.8%		
Altice France, 3.375%, 1/15/28	150,000	181
Altice France, 3.375%, 1/15/28 (1)	100,000	121
Altice France, 4.125%, 1/15/29 (1)	135,000	168
Altice France, 7.375%, 5/1/26 (USD) (1)	200,000	210
Banijay Entertainment, 3.50%, 3/1/25	550,000	670
Banijay Entertainment, 3.50%, 3/1/25 (1)	250,000	305
Credit Agricole, VR, 6.50% (2)(3)	290,000	362
Louvre Bidco, 4.25%, 9/30/24	500,000	604
Loxam, 6.00%, 4/15/25	750,000	914
Loxam, 6.00%, 4/15/25 (1)	200,000	244
Total France (Cost $3,544)		**3,779**
GERMANY 1.8%		
Corporate Bonds 1.8%		
Consus Real Estate, 9.625%, 5/15/24	500,000	656
Consus Real Estate, 9.625%, 5/15/24 (1)	575,000	754
Douglas, 6.25%, 7/15/22	300,000	327
Garfunkelux Holdco 3, 6.75%, 11/1/25 (1)	360,000	451
Vertical Holdco, 6.625%, 7/15/28 (1)	805,000	1,054
Vertical Midco, 4.375%, 7/15/27 (1)	405,000	520
Total Germany (Cost $3,330)		**3,762**

INDIA 1.9%		
Corporate Bonds 1.9%		
ABJA Investment, 5.45%, 1/24/28 (USD)	1,545,000	1,650
JSW Steel, 5.95%, 4/18/24 (USD)	1,080,000	1,150
Periama Holdings, 5.95%, 4/19/26 (USD)	200,000	213
Tata Motors, 5.875%, 5/20/25 (USD)	200,000	209
TML Holdings, 5.75%, 5/7/21 (USD)	750,000	758
Total India (Cost $3,734)		**3,980**
INDONESIA 0.6%		
Corporate Bonds 0.6%		
Adaro Indonesia, 4.25%, 10/31/24 (USD)	1,100,000	1,136
Total Indonesia (Cost $918)		**1,136**
ISRAEL 1.5%		
Corporate Bonds 1.5%		
Teva Pharmaceutical Finance, 6.15%, 2/1/36 (USD)	250,000	266
Teva Pharmaceutical Finance Netherlands II, 1.25%, 3/31/23 (EUR)	525,000	619
Teva Pharmaceutical Finance Netherlands II, 4.50%, 3/1/25 (EUR)	530,000	668
Teva Pharmaceutical Finance Netherlands II, 6.00%, 1/31/25 (EUR)	950,000	1,259
Teva Pharmaceutical Finance Netherlands III, 6.00%, 4/15/24 (USD)	200,000	212
Total Israel (Cost $2,690)		**3,024**
ITALY 1.5%		
Corporate Bonds 1.5%		
ASR Media & Sponsorship, 5.125%, 8/1/24 (1)	120,000	144
F-Brasile, 7.375%, 8/15/26 (USD) (1)	675,000	651
Inter Media and Communication, 4.875%, 12/31/22	335,830	406
Intesa Sanpaolo, VR, 7.00% (2)(3)	310,000	379
Sofima Holding, 3.75%, 1/15/28 (1)	905,000	1,121

UniCredit, VR, 9.25% (2)(3)	310,000	414
Total Italy (Cost $3,099)		**3,115**

LUXEMBOURG 1.8%		
Corporate Bonds 1.8%		
Altice Financing, 2.25%, 1/15/25	250,000	295
Altice Financing, 3.00%, 1/15/28	1,030,000	1,214
Altice Finco, 4.75%, 1/15/28	900,000	1,062
Altice France Holding, 8.00%, 5/15/27 (1)	475,000	630
LHMC Finco 2, 7.25% (7.25% cash, 8.00% PIK), 10/2/25 (4)	520,000	574
Total Luxembourg (Cost $3,164)		**3,775**
MACAO 0.8%		
Corporate Bonds 0.8%		
Melco Resorts Finance, 5.375%, 12/4/29 (USD) (1)	400,000	417
Wynn Macau, 5.50%, 10/1/27 (USD) (1)	865,000	899
Wynn Macau, 5.625%, 8/26/28 (USD) (1)	355,000	373
Total Macao (Cost $1,632)		**1,689**
MEXICO 1.8%		
Corporate Bonds 1.8%		
Petroleos Mexicanos, 4.50%, 1/23/26 (USD)	725,000	724
Petroleos Mexicanos, 6.50%, 3/13/27 (USD)	1,555,000	1,640
Petroleos Mexicanos, 6.75%, 9/21/47 (USD)	1,450,000	1,362
Total Mexico (Cost $2,971)		**3,726**
MOROCCO 0.7%		
Corporate Bonds 0.7%		
Vivo Energy Investments, 5.125%, 9/24/27 (USD) (1)	1,380,000	1,472
Total Morocco (Cost $1,386)		**1,472**

NETHERLANDS 3.4%

Corporate Bonds 3.4%

IPD 3, 5.50%, 12/1/25 (1)	685,000	863
LeasePlan, VR, 7.375% (2)(3)	970,000	1,287
Sigma Holdco, 5.75%, 5/15/26 (1)	735,000	886
Summer BidCo, 9.00% (9.00% cash, 9.75% PIK), 11/15/25 (4)	1,258,500	1,588
Trivium Packaging Finance, 3.75%, 8/15/26 (1)	130,000	163
Trivium Packaging Finance, 8.50%, 8/15/27 (USD) (1)	200,000	220
Ziggo, 2.875%, 1/15/30 (1)	115,000	143
Ziggo Bond, 3.375%, 2/28/30 (1)	710,000	870
Ziggo Bond, 6.00%, 1/15/27 (USD) (1)	900,000	948
Total Netherlands (Cost $6,488)		**6,968**

NORWAY 0.2%

Corporate Bonds 0.2%

DNB Bank, VR, 6.50% (USD) (2)(3)	375,000	391
Total Norway (Cost $385)		**391**

OMAN 1.2%

Corporate Bonds 1.2%

Lamar Funding, 3.958%, 5/7/25 (USD)	885,000	873
OmGrid Funding, 5.196%, 5/16/27 (USD)	1,550,000	1,573
Total Oman (Cost $2,227)		**2,446**

PANAMA 0.6%

Corporate Bonds 0.6%

C&W Senior Financing, 7.50%, 10/15/26 (USD) (1)	1,120,000	1,195
Total Panama (Cost $1,096)		**1,195**

PERU 1.0%		
Corporate Bonds 1.0%		
Nexa Resources, 6.50%, 1/18/28 (USD) (1)	1,500,000	1,771
Hudbay Minerals, 6.125%, 4/1/29 (USD) (1)	156,000	168
Total Peru (Cost $1,646)		**1,939**
POLAND 0.3%		
Corporate Bonds 0.3%		
CANPACK, 2.375%, 11/1/27 (EUR) (1)	425,000	537
Total Poland (Cost $497)		**537**
ROMANIA 0.5%		
Corporate Bonds 0.5%		
RCS & RDS, 3.25%, 2/5/28 (EUR) (1)	800,000	980
Total Romania (Cost $880)		**980**
SERBIA 0.3%		
Corporate Bonds 0.3%		
United Group, 3.625%, 2/15/28 (EUR) (1)	575,000	690
Total Serbia (Cost $635)		**690**
SPAIN 2.1%		
Corporate Bonds 2.1%		
Banco Santander, VR, 6.75% (2)(3)	300,000	387
Cirsa Finance International, 6.25%, 12/20/23	900,000	1,093
Cirsa Finance International, 6.25%, 12/20/23 (1)	445,000	540
ContourGlobal Power Holdings, 3.125%, 1/1/28 (1)	320,000	393
LHC3, 4.125%, 8/15/24 (4)	400,000	496
LHC3, 4.125%, 8/15/24 (1)(4)	235,000	292
Lorca Telecom Bondco, 4.00%, 9/18/27 (1)	860,000	1,104
Total Spain (Cost $4,047)		**4,305**

SWITZERLAND 0.5%

Corporate Bonds 0.5%

Credit Suisse Group, VR, 7.50% (USD) (1)(2)(3)	500,000	555
UBS Group, VR, 7.125% (USD) (2)(3)	500,000	513
Total Switzerland (Cost $1,058)		**1,068**

UKRAINE 1.1%

Corporate Bonds 1.1%

Kernel Holding, 6.75%, 10/27/27 (USD) (1)	1,075,000	1,146
VF Ukraine PAT via VFU Funding, 6.20%, 2/11/25 (USD)	425,000	448
VF Ukraine PAT via VFU Funding, 6.20%, 2/11/25 (USD) (1)	525,000	554
Total Ukraine (Cost $1,972)		**2,148**

UNITED ARAB EMIRATES 0.1%

Corporate Bonds 0.1%

ADES International Holding, 8.625%, 4/24/24 (USD)	200,000	201
Total United Arab Emirates (Cost $205)		**201**

UNITED KINGDOM 5.6%

Corporate Bonds 5.6%

Arqiva Broadcast Finance, 6.75%, 9/30/23	250,000	353
Barclays, VR, 7.875% (2)(3)	430,000	625
Cabot Financial Luxembourg, 7.50%, 10/1/23	407,963	567
eG Global Finance, 4.375%, 2/7/25 (EUR)	650,000	779
eG Global Finance, 4.375%, 2/7/25 (EUR) (1)	445,000	534
Iceland Bondco, 4.625%, 3/15/25	1,000,000	1,357
Jerrold Finco, 4.875%, 1/15/26 (1)	1,130,000	1,524
Natwest Group, VR, 8.625% (USD) (2)(3)	555,000	576
Standard Chartered, VR, 7.50% (USD) (1)(2)(3)	500,000	520
Victoria, 5.25%, 7/15/24 (EUR)	550,000	695

Victoria, 5.25%, 7/15/24 (EUR) (1)	1,070,000	1,351
Virgin Media Secured Finance, 4.25%, 1/15/30 (1)	790,000	1,109
Virgin Media Secured Finance, 5.25%, 5/15/29 (1)	100,000	147
Virgin Media Secured Finance, 5.25%, 5/15/29	275,000	405
Virgin Media Vendor Financing Notes III, 4.875%, 7/15/28	300,000	418
Vmed O2 Uk Financing I, 3.25%, 1/31/31 (EUR) (1)	485,000	608
Total United Kingdom (Cost $10,767)		**11,568**

UNITED STATES 52.5%

Bank Loans 5.5% (5)

ADMI, FRN, 1M USD LIBOR + 4.00%, 12/23/27 (6)	1,335,000	1,335
Applied Systems, FRN, 3M USD LIBOR + 7.00%, 8.00%, 9/19/25	290,000	291
Asurion, FRN, 3M USD LIBOR + 6.50%, 6.647%, 8/4/25	1,418,485	1,427
BCP Raptor, FRN, 3M USD LIBOR + 4.25%, 5.25%, 6/24/24	453,576	414
Bellring Brands, FRN, 1M USD LIBOR + 5.00%, 6.00%, 10/21/24	1,181,514	1,185
Cano Health, FRN, 1M USD LIBOR + 5.25%, 6.00%, 11/23/27	985,000	981
CCI Buyer, FRN, 1M USD LIBOR + 4.00%, 12/11/27 (6)	925,000	924
Hyland Software, FRN, 3M USD LIBOR + 7.00%, 7.75%, 7/7/25	1,108,800	1,115
Intelsat Jackson Holdings, FRN, 1M USD LIBOR + 5.50%, 6.50%, 7/13/22 (6)	288,637	294
Intelsat Jackson Holdings, FRN, 1M USD LIBOR + 4.75%, 8.00%, 11/27/23	155,000	157
Intelsat Jackson Holdings, 8.625%, 1/2/24	230,000	234
Sabre, FRN, 1M USD LIBOR + 4.00%, 12/17/27 (6)	300,000	300
Tacala Investment, FRN, 1M USD LIBOR + 7.50%, 8.25%, 2/4/28	680,000	669
Ultimate Software Group, FRN, 1M USD LIBOR + 4.00%, 4.75%, 5/4/26	583,538	586
Ultimate Software Group, FRN, 1M USD LIBOR + 6.75%, 7.50%, 5/3/27	855,000	878
Woof Holdings, FRN, 1M USD LIBOR + 7.25%, 12/16/28 (6)	275,000	276
Woof Holdings, FRN, 1M USD LIBOR + 3.75%, 4.50%, 12/21/27 (6)	280,000	279
		11,345

Common Stocks 0.0%		
iHeartMedia, Class A (7)	368	5
iHeartMedia, Class A, Warrants, 5/1/39 (7)	2,768	32
		37
Convertible Bonds 0.8%		
Blackstone Mortgage Trust, 4.375%, 5/5/22	1,300,000	1,302
Cheniere Energy, 4.25%, 3/15/45	375,000	294
		1,596
Convertible Preferred Stocks 1.4%		
2020 Cash Mandatory Exchangeable Trust, 5.25%, 6/1/23 (1)	419	506
Avantor, Series A, 6.25%, 5/15/22	3,585	318
NextEra Energy, 4.872%, 9/1/22	11,150	659
Targa Resources, Series A, Acquisition Date: 10/30/17 - 3/12/20, Cost $1,324, 9.50% (3)(8)	1,320	1,427
		2,910
Corporate Bonds 44.8%		
Acrisure, 7.00%, 11/15/25 (1)	705,000	735
Adient Global Holdings, 3.50%, 8/15/24 (EUR)	800,000	971
Albertsons, 7.50%, 3/15/26 (1)	250,000	278
Albertsons, 3.50%, 3/15/29 (1)	1,100,000	1,108
Albertsons, 4.875%, 2/15/30 (1)	1,315,000	1,443
Alcoa Nederland Holding, 5.50%, 12/15/27 (1)	765,000	833
AmWINS Group, 7.75%, 7/1/26 (1)	800,000	856
ANGI Group, 3.875%, 8/15/28 (1)	515,000	519
Arconic, 6.125%, 2/15/28 (1)	895,000	962
Ardagh Packaging Finance, 5.25%, 4/30/25 (1)	735,000	774
Ashland Services, 2.00%, 1/30/28 (EUR)	470,000	571
Ashland Services, 2.00%, 1/30/28 (EUR) (1)	715,000	869
B&G Foods, 5.25%, 4/1/25	450,000	464
B&G Foods, 5.25%, 9/15/27	240,000	255
Bausch Health, 7.00%, 1/15/28 (1)	370,000	407
Bausch Health, 7.25%, 5/30/29 (1)	995,000	1,119

Bausch Health Americas, 8.50%, 1/31/27 (1)	900,000	1,001
Black Knight InfoServ, 3.625%, 9/1/28 (1)	450,000	459
Boxer Parent, 6.50%, 10/2/25 (EUR) (1)	185,000	239
Boxer Parent, 7.125%, 10/2/25 (1)	280,000	303
Boxer Parent, 9.125%, 3/1/26 (1)	215,000	233
Brinker International, 3.875%, 5/15/23	265,000	265
Caesars Resort Collection, 5.25%, 10/15/25 (1)	510,000	515
CCO Holdings, 4.50%, 8/15/30 (1)	910,000	969
Cedar Fair, 6.50%, 10/1/28 (1)	855,000	927
Cheniere Energy, 4.625%, 10/15/28 (1)	1,210,000	1,277
Chobani, 4.625%, 11/15/28 (1)	590,000	599
Chobani, 7.50%, 4/15/25 (1)	975,000	1,016
Citgo Holding, 9.25%, 8/1/24 (1)	565,000	531
CITGO Petroleum, 7.00%, 6/15/25 (1)	520,000	525
Clarios Global, 4.375%, 5/15/26 (EUR)	525,000	664
Clarios Global, 8.50%, 5/15/27 (1)	715,000	776
Clear Channel Worldwide Holdings, 5.125%, 8/15/27 (1)	950,000	964
Clear Channel Worldwide Holdings, 9.25%, 2/15/24	595,000	604
Cleveland-Cliffs, 9.875%, 10/17/25 (1)	645,000	756
Compass Minerals International, 6.75%, 12/1/27 (1)	635,000	690
Constellium, 4.25%, 2/15/26 (EUR)	410,000	511
Constellium, 4.25%, 2/15/26 (EUR) (1)	190,000	237
Constellium, 5.625%, 6/15/28 (1)	415,000	446
Continental Resources, 4.375%, 1/15/28	240,000	245
Continental Resources, 4.50%, 4/15/23	151,000	156
Continental Resources, 4.90%, 6/1/44	260,000	256
Continental Resources, 5.75%, 1/15/31 (1)	625,000	694
CSC Holdings, 6.50%, 2/1/29 (1)	690,000	777
CSC Holdings, 7.50%, 4/1/28 (1)	825,000	930
Dana, 5.625%, 6/15/28	737,000	793
Dave & Buster's, 7.625%, 11/1/25 (1)	1,395,000	1,461

DCP Midstream, Series A, VR, 7.375% (2)(3)	170,000	140
DCP Midstream Operating, 6.45%, 11/3/36 (1)	50,000	54
DCP Midstream Operating, 6.75%, 9/15/37 (1)	130,000	144
DCP Midstream Operating, 8.125%, 8/16/30	85,000	109
DCP Midstream Operating, VR, 5.85%, 5/21/43 (1)(2)	450,000	387
Delta Air Lines, 4.75%, 10/20/28 (1)	685,000	748
Diamond, 5.625%, 8/15/25 (EUR)	860,000	1,058
DPL, 4.125%, 7/1/25 (1)	290,000	312
Encore Capital Group, 4.875%, 10/15/25 (EUR) (1)	660,000	839
Encore Capital Group, 5.375%, 2/15/26 (GBP) (1)	635,000	880
EQT, 5.00%, 1/15/29	405,000	427
EQT, 8.75%, 2/1/30	905,000	1,109
Exterran Energy Solutions, 8.125%, 5/1/25	445,000	372
FAGE International, 5.625%, 8/15/26 (1)	1,100,000	1,129
Ford Motor, 9.00%, 4/22/25	1,045,000	1,284
Freeport-McMoRan, 5.25%, 9/1/29	800,000	888
General Electric, Series D, VR, 5.00% (2)(3)	2,130,000	1,976
Genworth Mortgage Holdings, 6.50%, 8/15/25 (1)	1,255,000	1,355
GrafTech Finance, 4.625%, 12/15/28 (1)	575,000	581
Hecla Mining, 7.25%, 2/15/28	775,000	842
Hess, 5.60%, 2/15/41	35,000	42
Hess, 7.125%, 3/15/33	250,000	324
Hess, 7.30%, 8/15/31	205,000	264
Hess, 7.875%, 10/1/29	100,000	131
Howard Hughes, 5.375%, 8/1/28 (1)	635,000	679
Hughes Satellite Systems, 6.625%, 8/1/26	1,020,000	1,153
iHeartCommunications, 6.375%, 5/1/26	17,735	19
iHeartCommunications, 8.375%, 5/1/27	548,446	585
Intelsat Jackson Holdings, 9.50%, 9/30/22 (1)	1,030,000	1,146
Kosmos Energy, 7.125%, 4/4/26 (1)	985,000	931
L Brands, 6.625%, 10/1/30 (1)	110,000	122

L Brands, 6.875%, 7/1/25 (1)	850,000	922
L Brands, 9.375%, 7/1/25 (1)	665,000	816
LCPR Senior Secured Financing, 6.75%, 10/15/27 (1)	485,000	523
Legacy LifePoint Health, 6.75%, 4/15/25 (1)	550,000	586
Magnolia Oil & Gas Operating, 6.00%, 8/1/26 (1)	440,000	444
Matador Resources, 5.875%, 9/15/26	1,295,000	1,263
Mauser Packaging Solutions Holding, 5.50%, 4/15/24 (1)	410,000	416
Mauser Packaging Solutions Holding, 7.25%, 4/15/25 (1)	1,000,000	1,015
MDC Partners, 6.50%, 5/1/24 (1)	1,370,000	1,387
MGIC Investment, 5.25%, 8/15/28	190,000	203
Nabors Industries, 4.625%, 9/15/21	120,000	107
Navient, 6.75%, 6/15/26	1,415,000	1,539
Navient, 7.25%, 1/25/22	230,000	241
Navistar International, 6.625%, 11/1/25 (1)	620,000	646
Netflix, 3.875%, 11/15/29 (EUR) (1)	295,000	416
Netflix, 4.625%, 5/15/29 (EUR)	870,000	1,285
New Albertsons, 7.45%, 8/1/29	20,000	23
New Albertsons, 8.00%, 5/1/31	10,000	12
NGL Energy Partners, 7.50%, 11/1/23	258,000	182
NGL Energy Partners, 7.50%, 4/15/26	1,117,000	687
Occidental Petroleum, 2.70%, 2/15/23	31,000	31
Occidental Petroleum, 2.90%, 8/15/24	475,000	457
Occidental Petroleum, 5.50%, 12/1/25	380,000	394
Occidental Petroleum, 6.125%, 1/1/31	345,000	369
Occidental Petroleum, 6.45%, 9/15/36	85,000	89
Occidental Petroleum, 6.625%, 9/1/30	1,300,000	1,409
Occidental Petroleum, 6.95%, 7/1/24	65,000	70
Occidental Petroleum, 8.875%, 7/15/30	475,000	559
Ortho-Clinical Diagnostics, 7.25%, 2/1/28 (1)	635,000	668
Ortho-Clinical Diagnostics, 7.375%, 6/1/25 (1)	450,000	477
Pactiv, 8.375%, 4/15/27	905,000	1,059

Peach Property Finance, Acquisition Date: 10/15/20, Cost $1,252, 4.375%, 11/15/25 (EUR) (1)(8)	1,070,000	1,363
PG&E, 5.00%, 7/1/28	185,000	197
PG&E, 5.25%, 7/1/30	205,000	226
PGT Innovations, 6.75%, 8/1/26 (1)	630,000	669
Photo Holdings Merger Sub, 8.50%, 10/1/26 (1)	1,205,000	1,271
Post Holdings, 5.625%, 1/15/28 (1)	725,000	773
Presidio Holdings, 4.875%, 2/1/27 (1)	205,000	216
Presidio Holdings, 8.25%, 2/1/28 (1)	455,000	502
Range Resources, 9.25%, 2/1/26	950,000	993
RegionalCare Hospital Partners Holdings, 9.75%, 12/1/26 (1)	825,000	901
Royal Caribbean Cruises, 3.70%, 3/15/28	235,000	208
Royal Caribbean Cruises, 5.25%, 11/15/22	500,000	502
Royal Caribbean Cruises, 7.50%, 10/15/27	200,000	219
Royal Caribbean Cruises, 11.50%, 6/1/25 (1)	628,000	732
Sabre, 9.25%, 4/15/25 (1)	800,000	952
SeaWorld Parks & Entertainment, 9.50%, 8/1/25 (1)	435,000	471
Shea Homes, 4.75%, 2/15/28 (1)	285,000	295
Shea Homes, 4.75%, 4/1/29 (1)	335,000	343
Shift4 Payments, 4.625%, 11/1/26 (1)	275,000	285
Surgery Center Holdings, 10.00%, 4/15/27 (1)	840,000	924
Tallgrass Energy Partners, 6.00%, 12/31/30 (1)	325,000	335
Tallgrass Energy Partners, 7.50%, 10/1/25 (1)	695,000	745
Targa Resources Partners, 6.875%, 1/15/29	210,000	235
Tenet Healthcare, 6.125%, 10/1/28 (1)	480,000	500
Tenet Healthcare, 6.875%, 11/15/31	1,035,000	1,087
Tenet Healthcare, 7.50%, 4/1/25 (1)	185,000	203
Terraform Global Operating, 6.125%, 3/1/26 (1)	1,090,000	1,117
Terrier Media Buyer, 8.875%, 12/15/27 (1)	920,000	1,014
Townsquare Media, 6.875%, 2/1/26 (1)	665,000	695
TransDigm, 6.25%, 3/15/26 (1)	965,000	1,028

The accompanying notes are an integral part of these financial statements.

December 31, 2020

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Global High Income Bond Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks high income and, secondarily, capital appreciation. The fund has three classes of shares: the Global High Income Bond Fund (Investor Class), the Global High Income Bond Fund–Advisor Class (Advisor Class), and the Global High Income Bond Fund–I Class (I Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Redemption Fees Prior to April 1, 2019, a 2% fee was assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees were withheld from proceeds that shareholders received from the sale or exchange of fund shares. The fees were paid to the fund and were recorded as an increase to paid-in capital. The fees may have caused the redemption price per share to differ from the net asset value per share.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2020 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2020, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2020, the fund held foreign exchange derivatives with a fair value of $24,000, included in unrealized gain on forward currency exchange contracts, and $1,303,000, included in unrealized loss on forward currency exchange contracts, on the accompanying Statement of Assets and Liabilities.

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the year ended December 31, 2020, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby may expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount determined. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of December 31, 2020, cash of $1,130,000 had been posted by the fund to counterparties for bilateral derivatives. As of December 31, 2020, no collateral was pledged by counterparties to the fund for bilateral derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended December 31, 2020, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 16% and 24% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the year ended December 31, 2020, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

LIBOR The fund may invest in instruments that are tied to reference rates, including LIBOR. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced a decision to transition away from LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $179,747,000 and $134,580,000, respectively, for the year ended December 31, 2020.

NOTE 5 - FEDERAL INCOME TAXES

Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments have no impact on results of operations or net assets and relate primarily to per-share rounding of distributions, the character of net currency losses and differences between book/tax amortization policies. For the year ended December 31, 2020, the following reclassification was recorded:

Distributions during the years ended December 31, 2020 and December 31, 2019, totaled $9,681,000 and $8,000,000, respectively, and were characterized as ordinary income for tax purposes.

At December 31, 2020, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the realization of gains/losses on certain open derivative contracts for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. In accordance with federal tax laws applicable to investment companies, net specified losses realized between November 1 and December 31 are not recognized for tax purposes until the subsequent year (late-year ordinary loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At December 31, 2020, the effective annual group fee rate was 0.28%.

The Investor Class and Advisor Class are each subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the year ended December 31, 2020 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $296,000 remain subject to repayment by the fund at December 31, 2020.

Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the year ended December 31, 2020, expenses incurred pursuant to these service agreements were $68,000 for Price Associates; $94,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2020, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. During 2020, a novel strain of coronavirus (COVID-19) resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

These types of events, such as the global pandemic caused by COVID-19, may also cause widespread fear and uncertainty, and result in, among other things: enhanced health screenings, quarantines, cancellations, and travel restrictions, including border closings; disruptions to business operations, supply chains and customer activity; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the fund, its investment advisers, and the fund’s service providers may be significantly impacted, or even temporarily halted, as a result of any impairment to their information technology and other operational systems, extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets. The impact of this outbreak has adversely affected the economies of many nations and the entire global economy and may impact individual issuers and capital markets in ways that cannot be foreseen. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of this outbreak or others and their effects cannot be determined with certainty.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price International Funds, Inc. and
Shareholders of T. Rowe Price Global High Income Bond Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Global High Income Bond Fund (one of the funds constituting T. Rowe Price International Funds, Inc., referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 19, 2021

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/20

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, $9,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $9,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are considered to be independent, i.e., not “interested persons” as defined in Section 2(a)(19) of the 1940 Act, of the Boards of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “interested” directors and officers are employees of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

INDEPENDENT DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Teresa Bryce Bazemore (1959) 2018 [190]	President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to present); Director, Chimera Investment Corporation (2017 to present); Director, First Industrial Realty Trust (2020 to present); Director, Federal Home Loan Bank of Pittsburgh (2017 to 2019)

Ronald J. Daniels (1959) 2018 [190]	President, The Johns Hopkins University(b) and Professor, Political Science Department, The Johns Hopkins University (2009 to present); Director, Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc. (2020 to present)

Bruce W. Duncan (1951) 2013 [190]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to present); Chief Executive Officer and Director (2009 to 2016), Chairman of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chairman of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present); Director, Boston Properties (2016 to present); Director, Marriott International, Inc. (2016 to 2020)

Robert J. Gerrard, Jr. (1952) 2012 [190]	Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016); Chairman of the Board, all funds (since July 2018)

Paul F. McBride (1956) 2013 [190]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)

Cecilia E. Rouse, Ph.D. (1963) 2012 [190]	Dean, Princeton School of Public and International Affairs (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director of Education Studies Committee, MDRC, a nonprofit education and social policy research organization (2011 to 2020); Member, National Academy of Education (2010 to present); Board Member, National Bureau of Economic Research (2011 to present); Board Member of the Council on Foreign Relations (2018 to present); Board Member, The Pennington School (2017 to present); Board Member, the University of Rhode Island (2020 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession of the American Economic Association (2012 to 2018); Vice President (2015 to 2016) and Board Member (2018 to present), American Economic Association

John G. Schreiber (1946) 2001 [190]	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder, Partner, and Cochairman of the Investment Committee, Blackstone Real Estate Advisors, L.P. (1992 to 2015); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2007 to present); Director, Hudson Pacific Properties (2014 to 2016); Director, Invitation Homes (2014 to 2017); Director, JMB Realty Corporation (1980 to present)

(a)All information about the independent directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)William J. Stromberg, president and chief executive officer of T. Rowe Price Group, Inc., the parent company of the Price Funds’ investment advisor, has served on the Board of Trustees of Johns Hopkins University since 2014.

INTERESTED DIRECTORS(a)

Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

David Oestreicher (1967) 2018 [190]	General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chairman of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company; Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Vice President and Secretary, T. Rowe Price International; Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T. Rowe Price Singapore (Price Singapore); Principal Executive Officer and Executive Vice President, all funds

Robert W. Sharps, CFA, CPA (1971) 2017 [190]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Vice President, International Funds

(a)All information about the interested directors was current as of December 31, 2019, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

OFFICERS

Name (Year of Birth) Position Held With International Funds	Principal Occupation(s)

Mariel Abreu (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jason R. Adams (1979) Executive Vice President	Vice President T. Rowe Price and T. Rowe Price Group, Inc.

Ulle Adamson, CFA (1979) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Roy H. Adkins (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Christopher D. Alderson (1962) President	Director and Vice President, T. Rowe Price International; Vice President, Price Hong Kong, Price Singapore, and T. Rowe Price Group, Inc.

Syed H. Ali (1970) Vice President	Vice President, Price Hong Kong, Price Singapore, and T. Rowe Price Group, Inc.

Kennard W. Allen (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paulina Amieva (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Malik S. Asif (1981) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Ziad Bakri, M.D., CFA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Harishankar Balkrishna (1983) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sheena L. Barbosa (1983) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Peter J. Bates, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jason A. Bauer (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Luis M. Baylac (1982) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Oliver D.M. Bell (1969) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

R. Scott Berg, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Steve E. Boothe, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Peter I. Botoucharov (1965) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Tala Boulos (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Darrell N. Braman (1963) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Christopher P. Brown, Jr., CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Sheldon Chan (1981) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Andrew Chang (1983) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Carolyn Hoi Che Chu (1974) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Archibald Ciganer, CFA (1976) Executive Vice President	Director and Vice President, Price Japan; Vice President, T. Rowe Price Group, Inc.

Richard N. Clattenburg, CFA (1979) Executive Vice President	Vice President, Price Japan, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Michael J. Conelius, CFA (1964) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Michael F. Connelly, CFA (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Andrew S. Davis (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Richard de los Reyes (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Michael Della Vedova (1969) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Iona Dent, CFA (1991) Vice President	Employee, T. Rowe Price; formerly, Associate, Equity Research, Deutsche Bank (to 2018)

Maria Elena Drew (1973) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Executive Director, Goldman Sachs Asset Management (to 2017)

Shawn T. Driscoll (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Bridget A. Ebner (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David J. Eiswert, CFA (1972) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Dawei Feng (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; formerly, Head of China Consumer in Equity Research, Credit Lyonnais Asia-Pacific (to 2018)

Ryan W. Ferro (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Quentin S. Fitzsimmons (1968) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Melissa C. Gallagher (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Justin T. Gerbereux, CFA (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Aaron Gifford, CFA (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Strategist, Morgan Stanley & Co. LLC (to 2017)

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Vishnu V. Gopal (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Joel Grant (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gary J. Greb (1961) Vice President	Vice President, T. Rowe Price, T. Rowe Price International, and T. Rowe Price Trust Company

Paul D. Greene II (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Benjamin Griffiths, CFA (1977) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Gianluca Guicciardi (1983) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Richard L. Hall (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Nabil Hanano, CFA (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Daniel B. Hirsch, CFA (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jeffrey Holford, Ph.D., ACA (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Managing Director, Jeffries Financial Group (to 2018)

Stefan Hubrich, Ph.D., CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Arif Husain, CFA (1972) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Hiromasa Ikeda (1971) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Tetsuji Inoue (1971) Vice President	Vice President, Price Hong Kong, T. Rowe Price Group, Inc., and T. Rowe Price International

Michael D. Jacobs (1971) Vice President	Vice President, Price Japan, T. Rowe Price Group, Inc., and T. Rowe Price International

Randal S. Jenneke (1971) Vice President	Vice President, T. Rowe Price Group, Inc.

Prashant G. Jeyaganesh (1983) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Nina P. Jones, CPA (1980) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Yoichiro Kai (1973) Vice President	Vice President, Price Singapore, T. Rowe Price Group, Inc., and T. Rowe Price International

Jacob H. Kann, CFA (1987) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jai Kapadia (1982) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Andrew J. Keirle (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Takanori Kobayashi (1981) Vice President	Vice President, Price Japan, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Research Analyst, Allianz Global Investors (to 2017)

Paul J. Krug, CPA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Christopher J. Kushlis, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Shengrong Lau (1982) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Mark J. Lawrence (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Jacqueline L. Liu (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Johannes Loefstrand (1988) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Anh Lu (1968) Executive Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Sebastien Mallet (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Jennifer Martin (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ryan Martyn (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Raymond A. Mills, Ph.D., CFA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Jihong Min (1979) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Eric C. Moffett (1974) Executive Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Ivan Morozov, CFA (1987) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Samy B. Muaddi, CFA (1984) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Tobias F. Mueller, CFA (1980) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Joshua Nelson (1977) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Philip A. Nestico (1976) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Michael Niedzielski (1979) Vice President	Vice President T. Rowe Price Group, Inc., and T. Rowe Price International

Sridhar Nishtala (1975) Vice President	Director and Vice President, Price Singapore; Vice President, T. Rowe Price Group, Inc.

Jason Nogueira, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Kenneth A. Orchard (1975) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Curt J. Organt, CFA (1968) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Paul T. O’Sullivan (1973) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Oluwaseun A. Oyegunle, CFA (1984) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Gonzalo Pángaro, CFA (1968) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Vivek Rajeswaran (1985) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Shannon H. Rauser (1987) Assistant Secretary	Assistant Vice President, T. Rowe Price

Todd Reese (1990) Vice President	Employee, T. Rowe Price; formerly, Investment Analyst, Trian Fund Management (to 2016)

Melanie A. Rizzo (1982) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David L. Rowlett, CFA (1975) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Federico Santilli, CFA (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Nikolaj Schmidt (1975) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sebastian Schrott (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Bin Shen, CFA (1987) Vice President	Vice President, T. Rowe Price International

John C.A. Sherman (1969) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gabriel Solomon (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Scott D. Solomon, CFA (1981) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joshua K. Spencer, CFA (1973) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

David Stanley (1963) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Saurabh Sud, CFA (1985) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly, Senior Vice President, PIMCO (to 2018)

Taymour R. Tamaddon, CFA (1976) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Ju Yen Tan (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sin Dee Tan, CFA (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Dean Tenerelli (1964) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Siby Thomas (1979) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Justin Thomson (1968) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Mark J. Vaselkiv (1958) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Rupinder Vig (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Partner, Egerton Capital (to 2016)

Willem Visser (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly, Investment Analyst, NN Investment Partners (to 2017)

Chris Vost (1989) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Zenon Voyiatzis (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Verena E. Wachnitz, CFA (1978) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

David J. Wallack (1960) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Dai Wang (1989) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Megan Warren (1968) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; formerly, Executive Director, JPMorgan Chase (to 2017)

Hiroshi Watanabe, CFA (1975) Vice President	Director and Vice President, Price Japan; Vice President, T. Rowe Price Group, Inc.

Clive M. Williams (1966) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Marta Yago (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Benjamin T. Yeagle (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ernest C. Yeung, CFA (1979) Executive Vice President	Director and Vice President, Price Hong Kong; Vice President, T. Rowe Price Group, Inc.

Alison Mei Ling Yip (1966) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Eric Yuan (1984) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; formerly, student, Columbia Business School (to 2016)

Wenli Zheng (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $3,781,000 and $3,227,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 19, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 19, 2021